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                        Supplement Dated January 24, 2006
                                       To

                        Prospectus Dated October 12, 2005
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     This Supplement is to accompany the prospectus for a flexible premium variable universal life insurance policy issued by John Hancock Life Insurance Company (U.S.A.) entitled "Corporate VUL".

Add the following to the table of Rider Charges on p. 9 of your prospectus:

Change of Life Insured Rider:       At exercise of benefit       $250.00



Add the following to the section entitled "Optional supplemental policy riders you can add" on p. 34 of your prospectus:

..    Change of Life Insured Rider - This rider is only available to certain
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     owners purchasing the policy in connection with the financing of employee benefit plan obligations. If you elect this rider, you may change the life insured on or after the second policy anniversary. You must have an insurable interest in the new life insured, and the new life insured must consent in writing to the change. We will require evidence which satisfies us of the new life insured's insurability, and the premiums and charges after the change date will reflect the new life insured's age, sex, risk classification and any additional rating which applies. Supplementary benefits riders on the old life insured will be canceled as of the change date. Supplementary benefits riders may be added on the new life insured as of the change date, subject to our normal requirements and restrictions for such benefits. The validity and suicide provisions of the policy will apply to the entire Face Amount beginning anew as of the change date.

CVUL05 1-06